UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2005

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

As of October 21, 2005, Planar Systems, Inc. (the “Company”) and Bank of America, National Association (the “Bank”), entered into Second Amendment to Credit Agreement (the “Second Amendment”). The Second Amendment amends the Credit Agreement between the Company and the Bank dated as of December 16, 2003. The Second Amendment reduces the minimum required earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the four fiscal quarters prior to the date of determination from $12.5 million to $9.0 million.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

10.1	Second Amendment to Credit Agreement by and between Planar Systems, Inc. and Bank of America, National Association, dated as of October 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 27, 2005.

PLANAR SYSTEMS, INC. (Registrant)

By	/s/ Steve Buhaly
Steve Buhaly Vice President, Chief Financial Officer and Chief Operating Officer